UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

ASTRONICS CORPORATION
 (Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Commerce Way, East Aurora, New York		14052-2191
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (716) 805-1599

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

                99    News Release dated July 24, 2003.

Item 9.    Regulation FD Disclosure.

                On July 24, 2003, Astronics Corporation issued a news release announcing financial results for the quarter ended June 28, 2003. The news release is annexed as Exhibit 99 to this Current Report on Form 8-K. This information is being furnished under Item 12 of Form 8-K.

                The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2003		ASTRONICS CORPORATION
	By:	/s/ David C. Burney
	Name:	David C. Burney
	Title:	Vice President - Finance

Exhibit Number	Description
99	Earnings Release of Astronics Corporation dated July 24, 2003.